UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23896

Manulife Private Credit Plus Fund

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual report
Manulife Private Credit Plus Fund
December 31, 2023

A message to shareholders
Dear shareholder,
After one of its worst-ever years in 2022, the U.S. bond market advanced in 2023, though the road to positive performance was bumpy. The U.S. Federal Reserve (Fed) continued to increase short-term interest rates in the first half of the year to bring down persistently above-trend inflation. The Fed’s rate hikes, combined with a resilient U.S. economy, pushed bond yields higher for much of the year, putting downward pressure on bond prices.
However, market sentiment changed dramatically in the final two months of the year as declining inflation and softer economic data boosted investor expectations that Fed rate cuts were just around the corner. The end result was a sharp decline in bond yields and the best two-month period of bond market performance in more than three decades, leading to a positive overall return for the calendar year.
High-yield corporate bonds led the market’s advance in 2023, posting double-digit gains. Investment-grade corporate bonds and asset-backed securities also fared well.
In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerley,
Andrew G. Arnott
Global Head of Retail,
Manulife Investment Management
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

Manulife Private Credit Plus Fund

2	Portfolio summary
3	Fund’s investments
5	Financial statements
8	Financial highlights
9	Notes to financial statements
15	Report of independent registered public accounting firm
16	Tax information
17	Investment objective, principal investment strategies, and principal risks
24	Additional information
26	Evaluation of advisory and subadvisory agreements by the Board of Trustees
32	Trustees and Officers
34	More information
ANNUAL REPORT | MANULIFE PRIVATE CREDIT PLUS FUND	1

Portfolio summary
PORTFOLIO COMPOSITION AS OF 12/31/2023 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s most recent annual report. Political tensions, armed conflicts, and any resulting economic sanctions on entities and/or individuals of a particular country could lead such a country into an economic recession. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange-trading suspensions, and closures, which may lead to less liquidity in certain instruments, industries, sectors, or the markets, generally, and may ultimately affect fund performance. For more information, please refer to the “Investment objective, principal investment strategies, and principal risks” section of the most recent annual report.
2	MANULIFE PRIVATE CREDIT PLUS FUND | ANNUAL REPORT

Fund’s investments
AS OF 12-31-23
	Shares	Value
Affiliated investment companies (A) 87.9%		$53,077,254
(Cost $52,550,790)
Alternative and specialty 57.9%		34,935,919
John Hancock Asset-Based Lending Fund, Class I (Marathon)	993,821	19,975,808
Manulife Private Credit Fund (MIM US Private Markets)	721,313	14,960,111
Fixed income 30.0%		18,141,335
John Hancock Corporate Bond ETF (MIM US) (B)	243,695	5,212,953
John Hancock Mortgage-Backed Securities ETF (MIM US) (B)	593,339	12,928,382

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 10.6%				$6,402,444
(Cost $6,402,444)
Commercial paper 8.1%				4,894,326
Chariot Funding LLC	5.400	01-12-24	1,900,000	1,896,865
Manhattan Asset Funding Company LLC	5.400	01-10-24	1,000,000	998,650
MUFG Bank, Ltd.	5.350	01-05-24	2,000,000	1,998,811
U.S. Government Agency 2.5%				1,508,118
Federal Home Loan Bank Discount Note	5.260	01-05-24	1,509,000	1,508,118

Total investments (Cost $58,953,234) 98.5%	$59,479,698
Other assets and liabilities, net 1.5%	926,500
Total net assets 100.0%	$60,406,198

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	The underlying funds’ advisor/subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 12-31-23, the aggregate cost of investments for federal income tax purposes was $58,953,234. Net unrealized appreciation aggregated to $526,464, of which $590,545 related to gross unrealized appreciation and $64,081 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | MANULIFE PRIVATE CREDIT PLUS FUND	3

Advisors/Subadvisors of Affiliated Underlying Funds
Manulife Investment Management Private Markets (US) LLC	(MIM US Private Markets)
Manulife Investment Management (US) LLC	(MIM US)
Marathon Asset Management LP	(Marathon)
4	MANULIFE PRIVATE CREDIT PLUS FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 12-31-23

Assets
Unaffiliated investments, at value (Cost $6,402,444)	$6,402,444
Affiliated investments, at value (Cost $52,550,790)	53,077,254
Total investments, at value (Cost $58,953,234)	59,479,698
Cash	769,555
Dividends receivable	783,074
Receivable from affiliates	42,421
Other assets	390,767
Total assets	61,465,515
Liabilities
Distributions payable	978,701
Payable to affiliates
Accounting and legal services fees	1,093
Other liabilities and accrued expenses	79,523
Total liabilities	1,059,317
Net assets	$60,406,198
Net assets consist of
Paid-in capital	$59,987,833
Total distributable earnings (loss)	418,365
Net assets	$60,406,198

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class I ($60,406,198 ÷ 2,981,481 shares)	$20.26
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | Manulife Private Credit Plus Fund	5

STATEMENT OF OPERATIONS For the period ended 12-31-231

Investment income
Dividends from affiliated investments	$913,800
Interest	33,829
Total investment income	947,629
Expenses
Investment management fees	110,397
Accounting and legal services fees	1,093
Transfer agent fees	24,987
Custodian fees	6,142
Printing and postage	1,816
Professional fees	68,572
Offering and organization costs	316,258
Other	3,355
Total expenses	532,620
Less expense reductions	(443,426)
Net expenses	89,194
Net investment income	858,435
Change in net unrealized appreciation (depreciation) of
Affiliated investments	526,464
526,464
Net realized and unrealized gain	526,464
Increase in net assets from operations	$1,384,899
[1] Period from 10-16-23 (commencement of operations) to 12-31-23.
6	Manulife Private Credit Plus Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

Period ended 12-31-23[1]
Increase (decrease) in net assets
From operations
Net investment income	$858,435
Change in net unrealized appreciation (depreciation)	526,464
Increase in net assets resulting from operations	1,384,899
Distributions to shareholders
From earnings	(978,701)
Total distributions	(978,701)
Fund share transactions
Fund shares issued	60,000,000
Total increase	60,406,198
Net assets
Beginning of period	—
End of period	$60,406,198
Share activity
Shares outstanding
Beginning of period	—
Fund shares issued	2,981,481
End of period	2,981,481

[1]	Period from 10-16-23 (commencement of operations) to 12-31-23.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | Manulife Private Credit Plus Fund	7

Financial highlights
CLASS I SHARES Period ended	12-31-23[1]
Per share operating performance
Net asset value, beginning of period	$20.00
Net investment income[2]	0.43
Net realized and unrealized gain (loss) on investments	0.16
Total from investment operations	0.59
Less distributions
From net investment income	(0.33)
Net asset value, end of period[3]	$20.26
Total return (%)[4]	2.94[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$60
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	1.32[5]
Expenses including reductions[6]	0.22[5]
Net investment income	2.13[5]
Portfolio turnover (%)	0[7]

[1]	Period from 10-16-23 (commencement of operations) to 12-31-23.
[2]	Based on average monthly shares outstanding.
[3]	The fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the fund’s shares exists.
[4]	Total returns would have been lower had certain expenses not been reduced during the period.
[5]	Not annualized.
[6]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
[7]	Portfolio turnover for the period is 0% due to no sales activity.
8	Manulife Private Credit Plus Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
Manulife Private Credit Plus Fund (the fund) is a continuously offered closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The fund operates as “fund of funds” that may invest in affiliated and unaffiliated underlying funds, including, but not limited to, closed-end investment companies, business development companies (BDCs), private funds (other than affiliated private funds), and exchange-traded funds (ETFs) and certain other permitted investments. The investment objective of the fund is to seek income and, to a lesser extent, capital appreciation.
The fund’s shares are not listed on any securities exchange. At the sole discretion of the Board and provided that it is in the best interests of the fund and shareholders to do so, the fund intends to provide a limited degree of liquidity to the shareholders by conducting repurchase offers generally quarterly; however, there can be no assurance that any such tender offers will be conducted on a quarterly basis or at all. The fund currently does not intend to offer to repurchase shares at any time during the first two years of operations of the fund.
The shares currently outstanding are detailed in the statement of assets and liabilities. The fund is only offered to accredited investors within the meaning of Regulation D under the Securities Act of 1933, as amended (the 1933 Act), non-U.S. investors within the meaning of Regulation S under the 1933 Act, and other investors eligible to invest in a private placement. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which include the underlying funds’ financial statements.  These are available on the Securities and Exchange Commission (SEC) website at sec.gov.  John Hancock underlying funds’ shareholder reports are also available without charge by calling 800-225-5291 or visiting jhinvestments.com. Manulife underlying funds’ shareholder reports are also available without charge by calling 800-225-6020. The underlying funds are not covered by this report.
The fund commenced operations on October 16, 2023.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are valued at the end of each month at a minimum pursuant to the Valuation Policies and Procedures of the Advisor, John Hancock Investment Management LLC.
In order to value the securities, the fund uses the following valuation techniques: Investments in affiliated underlying funds and/or other open-end management investment companies, other than exchange-traded funds (ETFs), are valued at their respective NAVs each month. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.
ANNUAL REPORT | Manulife Private Credit Plus Fund	9

In certain instances, the Pricing Committee of the Advisor may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of December 31, 2023, by major security category or type:
	Total value at 12-31-23	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Affiliated investment companies	$38,117,143	$38,117,143	—	—
Short-term investments	6,402,444	—	$6,402,444	—
Investments valued at NAV[1]	14,960,111
Total investments in securities	$59,479,698	$38,117,143	$6,402,444	—
[1]Certain investments of the fund were fair valued using the NAV as practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received.
10	Manulife Private Credit Plus Fund | ANNUAL REPORT

Distributions received on securities that represent a tax return of capital and/or capital gain, if any, are recorded as a reduction of cost of investments and/or as a realized gain, if amounts are estimable. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known. The fund incurred organization cost of $274,328 for the period ended December 31, 2023. Organization costs are expensed as incurred. Offering costs are accounted for as a deferred charge by the fund and will be amortized over the fund’s first year of operations. During the period ended December 31, 2023, $41,930 of offering costs were expensed and approximately $390,000 of unamortized offering costs are included in Other assets within the Statement of assets and liabilities.
Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of December 31, 2023, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the period ended December 31, 2023 was as follows:
December 31, 2023
Ordinary income	$978,701
As of December 31, 2023, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at December 31, 2023.
Note 3—Guarantees and indemnifications
Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | Manulife Private Credit Plus Fund	11

Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund.The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of Manulife Financial Corporation (MFC).
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays the Advisor a fee, calculated and paid monthly, at an annual rate of 1.25% of the value of the fund’s monthly net assets. Pursuant to a subadvisory agreement, the Advisor has agreed to pay a subadvisory fee directly to Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor contractually agrees to reduce its management fee for the fund or, if necessary, make payment to the fund, in an amount equal to the amount by which “Other fund level expenses” of the fund incurred in the ordinary course of the fund’s business, exceed 0.50% of monthly net assets of the fund. “Other fund level expenses” means all the expenses of the fund, excluding: the management fee; interest expenses; taxes, portfolio brokerage commissions; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the fund; Rule 12b-1 fees (if applicable); short dividends; acquired fund fees and expenses; and class specific expenses. This agreement expires on September 30, 2025, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
The Advisor also contractually agrees to reduce its management fee for the fund or, if necessary, make payment to the fund, so that the sum of: (a) the aggregate management fee (excluding any incentive fee) paid to the Advisor with respect to both the fund and that portion of any underlying fund held (excluding any unaffiliated underlying fund) by the fund; and (b) the advisory fee (excluding any incentive fee) paid to an affiliate of the Advisor with respect to that portion of an underlying fund (excluding any unaffiliated underlying fund) held by the fund, does not exceed the annual rate of 1.25% of the fund’s monthly net assets. This agreement expires on September 30, 2025, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.
The expense reductions described above amounted to $443,426 for the period ended December 31, 2023.
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended December 31, 2023, were equivalent to a net annual effective rate of 0.00% of the fund’s average monthly net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred, for the period ended December 31, 2023, amounted to an annual rate of 0.01% of the fund’s average monthly net assets.
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates.
Note 5—Fund share transactions
The fund currently accepts purchases of shares as of the last business day of each calendar month. Affiliates of the fund owned 100% of shares of Class I on December 31, 2023. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
12	Manulife Private Credit Plus Fund | ANNUAL REPORT

Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $52,550,790 and $0, respectively, for the period ended December 31, 2023.
Note 7—Investment in affiliated underlying funds
The fund invests primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund’s investment may represent a significant portion of each affiliated underlying funds’ net assets. At December 31, 2023, the fund held 5% or more of the net assets of the affiliated underlying funds shown below:
Affiliated Fund	Percentage of underlying fund net assets
John Hancock Asset-Based Lending Fund	14.7%
John Hancock Corporate Bond ETF	16.9%
John Hancock Mortgage-Backed Securities ETF	28.6%
Manulife Private Credit Fund	22.5%
Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Asset-Based Lending Fund	993,821	—	$20,000,000	—	—	$(24,192)	$447,339	—	$19,975,808
John Hancock Corporate Bond ETF	243,695	—	5,016,474	—	—	196,479	39,661	—	5,212,953
John Hancock Mortgage-Backed Securities ETF	593,339	—	12,534,316	—	—	394,066	91,065	—	12,928,382
Manulife Private Credit Fund	721,313	—	15,000,000	—	—	(39,889)	335,735	—	14,960,111
					—	$526,464	$913,800	—	$53,077,254
The risk of investing in underlying funds is as follows:
Senior loans. The fund may directly or indirectly through underlying funds invest in directly originated first and second lien term loans, delayed draw term loans, revolving credit facilities, and club deals. The fund or an underlying fund may also make investments and acquire securities in connection with senior loans, including equity co-investments. The fund or an underlying fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions. The fund’s or an underlying fund’s commitments in connection with a portion of the loans in which it invests may be unfunded.
The fund or an underlying fund may be subject to greater levels of credit risk, call (or “prepayment”) risk, settlement risk and liquidity risk than funds that do not invest in senior loans. Senior loans are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and a senior loan may lose significant value before a default occurs. The fund or an underlying
ANNUAL REPORT | Manulife Private Credit Plus Fund	13

fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans may not be listed on any exchange and a secondary market for such loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in the fund being unable to realize full value for the senior loans and/or may result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the fund.
The fund or an underlying fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund or an underlying fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
Asset-based lending investments. The fund may directly or indirectly through underlying funds invest in loans secured by an asset and include, among other investments, healthcare loans & royalty-backed credit, transportation assets, residential real estate lending, commercial real estate lending, consumer-related assets, corporate asset-based credit and liquid securitized credit.
Except for residential mortgage backed securities, commercial mortgage backed securities, commercial mortgage obligations, collateralized loan obligations and asset backed securities, which may range from most senior (AAA-rated) to most subordinate (BB-rated, B-rated and equity), most loans and investments made either directly by the fund or through underlying funds are not rated.
14	Manulife Private Credit Plus Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of Manulife Private Credit Plus Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Manulife Private Credit Plus Fund (the “Fund”), including the Fund’s investments, as of December 31, 2023, and the related statements of operations, changes in net assets and financial highlights for the period from October 16, 2023 (commencement of operations) to December 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2023, the results of its operations, changes in net assets and its financial highlights for the period from October 16, 2023 (commencement of operations) to December 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more John Hancock/Manulife U.S. investment companies since 2019.
Boston, Massachusetts
February 28, 2024
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable period ended December 31, 2023.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2023 Form 1099-DIV in early 2024. This will reflect the tax character of all distributions paid in calendar year 2023.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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Investment objective, principal investment strategies, and principal risks

Unaudited
Investment Objective
The fund’s investment objective is to seek income and, to a lesser extent, capital appreciation. There can be no assurance that the fund will achieve its investment objective. The Board of Trustees of the fund (the “Board”) may change the investment objective of the fund without Shareholder approval.
Investment Strategies
The fund operates as a fund of funds and, under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in private credit investments. Private credit investments include: (i) senior loans; (ii) asset-based lending investments; and (iii) credit investments.
Under normal market conditions, the fund intends to invest in the following categories, subject to the following ranges:
•	50% to 70% of its net assets in senior loans;
•	20% to 40% of its net assets in asset-based lending investments and/or credit investments; and
•	0% to 20% of its net assets in liquid investments including, but not limited to, publicly traded debt instruments (broadly syndicated loans, high yield bonds, convertible securities and notes), money market funds and other short-term bond funds and U.S. Treasury securities.
Although variations outside of these ranges are generally not anticipated, the Subadvisor may, during the fund’s initial “ramp up” period and under certain market or economic conditions, deviate from these percentage allocations. There is no limit on the range of maturities and credit quality of securities in which the fund and Underlying Funds (as defined below) may invest. Such securities may include below-investment grade securities. In response to adverse market, economic or political conditions, the fund may invest in high-quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents for defensive purposes.
The fund’s investment strategy may be implemented both directly by investing in Private Credit Investments and indirectly by investing in affiliated and unaffiliated underlying funds, including, but not limited to, closed-end investment companies, business development companies, private funds (other than affiliated private funds), and exchange-traded funds (the “Underlying Funds”) as determined by the Subadvisor.
The Subadvisor considers environmental, social, and/or governance (“ESG”) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.
Principal Risks of Investing In the Fund
Below are descriptions of the principal factors that may play a role in shaping the fund’s overall risk profile. An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.
The fund’s main risks are listed below in alphabetical order, not in order of importance. The investment performance of the fund will reflect both the Subadvisor’s allocation decisions with respect to the Underlying Funds as well as the investment decisions made by the Underlying Funds’ managers and the performance of direct investments selected by the Subadvisor.
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Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.
Credit and Counterparty Risk. The issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of fund securities may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.
Delayed Funding Loans and Revolving Credit Facilities Risk. Delayed funding loans and revolving credit facilities may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
Distressed Investments Risk. Distressed investments, including loans, mortgages, bonds, and notes, may not be publicly traded and may involve substantial risk. A fund may lose up to its entire investment.
Economic and Market Events Risk. Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; bank failures; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses as interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (Fed) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
Beginning in March 2022, the Fed began increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise and could cause the value of a fund’s investments, and the fund’s net asset value (NAV), to decline, potentially suddenly and significantly. As a result, the fund may experience high redemptions and, as a result, increased portfolio turnover, which could increase the costs that the fund incurs and may negatively impact the fund’s performance.
In addition, as the Fed increases the target Fed funds rate, any such rate increases, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the fund.
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Political turmoil within the United States and abroad may also impact the fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the U.S. renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of European Union (EU) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (UK) left the EU, commonly referred to as “Brexit,” the UK ceased to be a member of the EU, and the UK and EU entered into a Trade and Cooperation Agreement. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict.
A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For example, the coronavirus (COVID-19) pandemic has resulted and may continue to result in significant disruptions to global business activity and market volatility due to disruptions in market access, resource availability, facilities operations, imposition of tariffs, export controls and supply chain disruption, among others. While many countries have lifted some or all restrictions related to the coronavirus (COVID-19) and the United States ended the public health emergency and national emergency declarations relating to the coronavirus (COVID-19) pandemic on May 11, 2023, the continued impact of coronavirus (COVID-19) and related variants is uncertain. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social and economic risks. Any such impact could adversely affect the fund’s performance, resulting in losses to your investment.
Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of a fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have
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also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.
In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a fund’s investments may be affected, which may reduce a fund’s performance. Further, inflation may lead to the rise in interest rates, which may negatively affect the value of debt instruments held by the fund, resulting in a negative impact on a fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
ESG Integration Risk. The Subadvisor considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. The portion of the fund’s investments for which the Subadvisor considers these ESG factors may vary, and could increase or decrease over time. In certain situations, the extent to which these ESG factors may be applied according to the Subadvisor’s integrated investment process may not include U.S. Treasuries, government securities, or other asset classes. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the Subadvisor, carries the risk the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria. Integration of ESG factors into the fund’s investment process may result in the Subadvisor making different investments for the fund than for a fund with a similar investment universe and/or investment style that does not incorporate such considerations in its investment strategy or processes, and the fund’s investment performance may be affected. Because ESG factors are one of many considerations for the fund, the Subadvisor may nonetheless include companies with low ESG characteristics or exclude companies with high ESG characteristics in the fund’s investments.
Exchange-Traded Funds (ETFs) Risk. ETFs are a type of investment company bought and sold on a securities exchange. The fund could purchase shares of an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning shares of an ETF include the risks of directly owning the underlying securities and other instruments the ETF holds. A lack of liquidity in an ETF (e.g., absence of an active trading market) could result in the ETF being more volatile than its underlying securities. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in the ETF’s shares trading at a significant premium or discount to its NAV. An ETF has its own fees and expenses, which are indirectly borne by the fund. The fund may also incur brokerage and other related costs when it purchases and sells ETFs. Also, in the case of passively-managed ETFs, there is a risk that an ETF may fail to closely track the index or market segment that it is designed to track due to delays in the ETF’s implementation of changes to the composition of the index or other factors.
Fixed-Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by the fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. Changes in a security’s credit quality may adversely affect fund performance. Increases in real interest rates generally cause the price of inflation-protected debt securities to decrease.
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Foreign Securities Risk. Less information may be publicly available regarding foreign issuers, including foreign government issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets.
If applicable, any depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk. Additionally, the Holding Foreign Companies Accountable Act (“HFCAA”) could cause securities of foreign companies, including American depositary receipts, to be delisted from U.S. stock exchanges if the companies do not allow the U.S. government to oversee the auditing of their financial information. Although the requirements of the HFCAA apply to securities of all foreign issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The fund may also need to seek other markets in which to transact in such securities, which could increase the fund’s costs.
Fund of Funds Risk. The fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying fund’s performance, expenses, and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. The fund is also subject to risks related to: (i) layering of fees of the underlying funds; and (ii) conflicts of interest associated with the Subadvisor’s ability to allocate fund assets without limit to other funds it advises and/or other funds advised by affiliated subadvisors. There is no assurance that either the fund or the underlying funds will achieve their investment objectives.
•	Affiliated Subadvised Fund Conflicts of Interest Risk. The Subadvisor may allocate the fund’s assets without limit to underlying funds managed by the Subadvisor and/or other affiliated subadvisors (“Affiliated Subadvised Funds”). Accordingly, rebalancings of the assets of the fund present a conflict of interest because there is an incentive for the Subadvisor to allocate assets to the Subadvisor and other Affiliated Subadvised Funds rather than underlying funds managed by unaffiliated subadvisors. In this regard, the Subadvisor and other affiliated subadvisors of Affiliated Subadvised Funds benefit from the Subadvisor’s allocations of fund assets to such funds through the additional fees they earn on such allocated fund assets. The Subadvisor has a duty to allocate assets only to underlying funds it has determined are in the best interests of shareholders, and make allocations to Affiliated Subadvised Funds on this basis without regard to any such economic incentive. As part of its oversight of the fund and the Subadvisor, the Advisor will monitor to ensure that allocations are conducted in accordance with these principles.
•	Multi-Manager Risk; Limited Universe of Subadvisors and Underlying Funds. A fund’s ability to achieve its investment objective depends upon a subadvisor’s skill in determining a fund’s strategic allocation to investment strategies and in selecting the best mix of underlying funds. The allocation of investments among the different subadvisors managing underlying funds with different styles and asset classes, such as equity, debt, U.S., or foreign securities, may have a more significant effect on the performance of a fund of funds when one of these investments is performing more poorly than the other. There is no assurance that allocation decisions will result in the desired effects. Investment decisions made by the subadvisor may cause a fund of funds to incur losses or to miss profit opportunities on which it might otherwise have capitalized. Moreover, at times, the Subadvisor may invest fund assets in underlying funds managed by a limited number of subadvisors. In such circumstances, the fund’s performance could be substantially dependent on the performance of these subadvisors. Similarly, the Subadvisor’s allocation of a fund of fund’s assets to a limited number of underlying funds may adversely affect the performance of the fund of funds, and, in such circumstances, it will be more sensitive to the performance and risks associated with those funds and any investments in which such underlying funds focus.
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Hedging, Derivatives, and Other Strategic Transactions Risk. Hedging, derivatives, and other strategic transactions may increase the fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: futures contracts, options, interest rate swaps, reverse repurchase agreements, and swaps. Futures contracts, options, and swaps generally are subject to counterparty risk.
In addition, swaps may be subject to interest-rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk. An event of default or insolvency of the counterparty to a reverse repurchase agreement could result in delays or restrictions with respect to the fund’s ability to dispose of the underlying securities. In addition, a reverse repurchase agreement may be considered a form of leverage and may, therefore, increase fluctuations in the fund’s NAV.
Illiquidity of shares risk. The fund is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. The fund does not currently intend to list Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and it is not expected that a secondary market will develop. Shares therefore are not readily marketable. At the discretion of the Board and provided that it is in the best interests of the fund and Shareholders to do so, the fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers.  The fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions.
Lending Risk. The fund may originate loans to, or purchase, assignments of or participations in loans made to, various issuers, including distressed loans. Such investments may include senior secured, junior secured and mezzanine loans and other secured and unsecured debt that has been recently originated or that trade on the secondary market. The value of the fund’s investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan.
Leveraging Risk. Issuing preferred shares or using derivatives may result in a leveraged portfolio. Leveraging long exposures increases a fund’s losses when the value of its investments declines. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment.
LIBOR discontinuation risk. The official publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments traditionally utilized as the reference or benchmark rate for interest rate calculations, was discontinued as of June 30, 2023. However, a subset of British pound sterling and U.S. dollar LIBOR settings will continue to be published on a "synthetic" basis. The synthetic publication of the three-month sterling LIBOR will continue until March 31, 2024, and the publication of the one-, three- and six-month U.S. dollar LIBOR will continue until September 30, 2024. The discontinuation of LIBOR and a transition to replacement rates may lead to volatility and illiquidity in markets and may adversely affect the fund’s performance.
Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Widespread selling of fixed-income securities to satisfy redemptions during periods of reduced demand may adversely impact the price or salability of such securities.
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Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.
Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.
Mortgage-backed and asset-backed securities risk. Mortgage-backed and asset-backed securities are subject to different combinations of prepayment, extension, interest-rate, and other market risks. Factors that impact the value of these securities include interest rate changes, the reliability of available information, credit quality or enhancement, and market perception.
Non-diversified risk. Adverse events affecting a particular issuer or group of issuers may magnify losses for non-diversified funds, which may invest a large portion of assets in any one issuer or a small number of issuers.
Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.
Real estate securities risk. Securities of companies in the real estate industry carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
Senior loans risk. Senior loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments.
Senior loans may have extended trade settlement periods which may result in cash not being immediately available. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan.
Subordinated liens on collateral risk. Certain debt investments that the fund may make will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the fund’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the fund under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the fund is so entitled. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.
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ADDITIONAL INFORMATION

Unaudited
The fund is a continuously offered non-diversified, closed-end management investment company, shares of which were initially offered to the public in October 2023.
Dividends and distributions
During the period ended December 31, 2023, distributions from net investment income totaling $0.3283 per share were declared to shareholders. The dates of payments and the amounts per share were as follows:
Payment Date	Income Distributions
January 25, 2024	$0.3283
Total	$0.3283
Dividend reinvestment plan
Pursuant to the Dividend Reinvestment Plan (“DRP”) established by the fund, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gains distributions, in cash may be made by notice to a Shareholder’s intermediary (who should be directed to inform the fund). A Shareholder is free to change this election at any time. If, however, a Shareholder elects to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.
Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to amount payable to them in cash as a distribution had the Shareholder not participated in the DRP.
Shares will be issued pursuant to the DRP at their NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request for change of participation/non-participation status in the DRP must be received by the fund within the above timeframe to be effective for that dividend or capital gain distribution. The fund may terminate the DRP at any time upon written notice to the participants in the DRP. The fund may amend the DRP at any time upon 30 days’ written notice to the participants. Any expenses of the DRP will be borne by the fund.
A Shareholder holding Shares that participate in the DRP in a brokerage account may not be able to transfer the Shares to another broker and continue to participate in the DRP. For further information on the DRP contact the fund at 800-225-6020.
Shareholder communication and assistance
If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:
Regular Mail:
SS&C GIDS, Inc.
80 Lamberton Road
Windsor, Connecticut 06095
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Registered or Overnight Mail:
SS&C GIDS, Inc.
80 Lamberton Road
Windsor, Connecticut 06095
If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements
At a meeting held on July 12, 2023, the Board of Trustees (the Board) of the Manulife Private Credit Plus Fund (the New Fund), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), considered and approved the establishment of the New Fund. The Independent Trustees also met separately with counsel to the Independent Trustees to evaluate and discuss the information presented.
At the July 12, 2023 meeting, the Board considered and approved with respect to the New Fund:
(a)	the advisory agreement between the New Fund and John Hancock Investment Management LLC (the Advisor) (the Advisory Agreement); and
(b)	the subadvisory agreement between the Advisor and Manulife Investment Management (US) LLC (the Subadvisor), with respect to the New Fund (the Subadvisory Agreement).
This section describes the evaluation by the Board of the Advisory Agreement and the Subadvisory Agreement.
In considering the approval of the Advisory Agreement and the Subadvisory Agreement, with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including (but not limited to) comparative performance for a peer group of similar funds, fee and expense information for a peer group of similar funds, performance information for applicable benchmark indices; and, with respect to the Subadvisor, comparative performance information and fee information for similarly managed accounts, as applicable. The Board also received other information regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor to the affiliated John Hancock Funds, (the John Hancock Funds Complex), including quarterly performance reports prepared by management containing reviews of investment results. The information received and considered by the Board in connection with the July meeting and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund, by the Advisor and or its affiliates, including administrative services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the New Fund and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
26	MANULIFE PRIVATE CREDIT PLUS FUND | ANNUAL REPORT

Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.
The Board’s conclusions may have been based in part on relevant background information obtained in connection with the consideration of the advisory and subadvisory arrangements for the John Hancock Fund Complex in prior years.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also reviewed information from the New Fund’s Chief Compliance Officer (CCO) regarding the New Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board considered the investment strategy proposed for the New Fund.  The Board also received information regarding the New Fund’s compliance programs, risk management programs, liquidity risk management programs and cybersecurity programs. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund, including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of the John Hancock Fund Complex and the quality of the performance of the Advisor’s duties with respect to the John Hancock Fund Complex, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the John Hancock Fund Complex.
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the affairs and subadvisory relationships for the John Hancock Fund Complex, the Advisor’s oversight and monitoring of the subadvisors’ investment performance and compliance programs, such as the subadvisors’ compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance and other issues;
(b)	the background, qualifications, and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
ANNUAL REPORT | MANULIFE PRIVATE CREDIT PLUS FUND	27

(f)	the Advisor’s initiatives intended to improve various aspects of the New Fund’s operations and investor experience with the New Fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the John Hancock Fund Complex, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered the New Fund’s proposed investment strategy and processes, as well as the experience of the portfolio management team at the Subadvisor in managing other credit funds. The Board also considered, the performance of other comparable funds or accounts, if any, managed by the Advisor and the performance of their respective benchmarks and/or peer groups
Fees and expenses. The Board reviewed comparative information including, among other data, the New Fund’s anticipated management fees and net total expenses as compared to similarly situated funds deemed to be comparable to the New Fund. The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Fund and the services they provide to other such comparable clients or funds.
The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees.
The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)	reviewed financial information of the Advisor;
(b)	noted that because the New Fund had not yet commenced operations, no actual revenue, cost or profitability data was available, although the Board received information from the Adviser on its projected profitability with respect to the New Fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the New Fund directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the New Fund and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
28	MANULIFE PRIVATE CREDIT PLUS FUND | ANNUAL REPORT

(g)	noted that the New Fund’s Subadvisor is an affiliate of the Advisor;
(h)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the New Fund;
(i)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(j)	noted that the subadvisory fee for the New Fund will be paid by Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the projected level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has agreed to waive all of its management fee and/or reimburse or pay operating expenses of the New Fund to reduce operating expenses to zero;
(b)	reviewed the proposed advisory fee structure for the New Fund and concluded that although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management’s discussion of the New Fund’s advisory fee structure, including incentive fee; and
(c)	the Board also considered the potential effect of the New Fund’s future growth in size on its performance and fees. The Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(a)	information relating to the Subadvisor’s business;
(b)	the performance of comparable funds, as applicable, managed fy the New Fund’s Subadvisor;
(c)	the proposed subadvisory fee for the New Fund; and
(d)	information relating to the nature and scope of any material relationships and their significance to the New Fund’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the New Fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations in regard to the New Fund, including regarding investment processes
ANNUAL REPORT | MANULIFE PRIVATE CREDIT PLUS FUND	29

and organizational and staffing matters. The Board also noted that the New Fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the New Fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor. As noted above, the Board also considered the New Fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable.
Subadvisor performance. As noted above, the Board considered the New Fund’s investment strategies and processes. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of the John Hancock Fund Complex. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(3)	that the subadvisory fees will be paid by the Advisor not the New Fund.
***
30	MANULIFE PRIVATE CREDIT PLUS FUND | ANNUAL REPORT

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and the Subadvisory Agreement.
ANNUAL REPORT | MANULIFE PRIVATE CREDIT PLUS FUND	31

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan,[2] Born: 1945	2023	183
Trustee and Chairperson of the Board
Trustee of Berklee College of Music (since 2022); Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
William H. Cunningham,[3] Born: 1944	2023	181
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, [3] Born: 1946	2023	183
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees[4]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2023	181
President and Non-Independent Trustee
Global Head of Retail for Manulife (since 2022); Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (2018-2023); Director and Chairman, John Hancock Investment Management LLC (2005-2023, including prior positions); Director and Chairman, John Hancock Variable Trust Advisers LLC (2006-2023, including prior positions); Director and Chairman, John Hancock Investment Management Distributors LLC (2004-2023, including prior positions); President of various trusts within the John Hancock Fund Complex (2007-2023, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Principal officers who are not Trustees
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2023
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
32	MANULIFE PRIVATE CREDIT PLUS FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Salvatore Schiavone, Born: 1965	2023
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2023
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
Trevor Swanberg, Born: 1979	2023
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is duly elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.
[2]	Member of the Audit Committee as of September 26, 2023.
[3]	Member of the Audit Committee.
[4]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.

ANNUAL REPORT | MANULIFE PRIVATE CREDIT PLUS FUND	33

More information
Trustees
Hassell H. McClellan, Chairperson*
Andrew G. Arnott†
William H. Cunningham*
Grace K. Fey*
Officers
Andrew G. Arnott†
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Nathan W. Thooft, CFA
Eric Menzer, CFA, CAIA, AIF
Jeffrey Kan, CFA
Michael J. Comer, CFA

Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
SS&C Technologies
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
Ernst & Young LLP

† Non-Independent Trustee
* Member of the Audit Committee
The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-6020.
You can also contact us:
800-225-6020	Regular mail:	Express mail:
	SS&C GIDS, Inc. 80 Lamberton Road Windsor, Connecticut 06095	SS&C GIDS, Inc. 80 Lamberton Road Windsor, Connecticut 06095
34	MANULIFE PRIVATE CREDIT PLUS FUND | ANNUAL REPORT

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We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising
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John Hancock Investment Management Distributors LLC, 200 Berkeley Street, Boston, MA 02116-5010, 800-225-6020, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of Manulife Private Credit Plus Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
12/23

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2023, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Grace K. Fey is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for Manulife Private Credit Plus Fund for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $27,000 for the period from October 16, 2023 (commencement of operations) to December 31, 2023. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

The aggregate fees for Manulife Private Credit Plus Fund for audit-related fees amounted to $5,000 for the period from October 16, 2023 (commencement of operations) to December 31, 2023. The nature of the services comprising the audit-related fees was the review of the registrant's registration statement. These fees were billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees for Manulife Private Credit Plus Fund billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $15,750 for the period from October 16, 2023 (commencement of operations) to December 31, 2023. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

All other fees for Manulife Private Credit Plus Fund billed to the registrant or control affiliates for products and services provided by the principal accountant were $0 for the fiscal year ended December 31, 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X: Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant, for the fiscal year ended December 31,

2023, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for the last fiscal year of the registrant were $3,079,277 for the fiscal year ended December 31, 2023.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Grace K. Fey – Chairperson

William H. Cunningham

Hassell H. McClellan

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures"

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of Manulife Private Credit Plus Fund is below. It provides a brief summary of their business careers over the past five years. Information is provided as of the filing date of this N-CSR.

Nathan W. Thooft, CFA

Chief Investment Officer, Senior Portfolio Manager

Managed the fund since 2023

Joined Manulife IM (US) in 2008

Eric Menzer, CFA, CAIA, AIF

Head of Advisory Solutions and Senior Portfolio Manager, Multi-Asset Solutions Team Managed the fund since 2023

Joined Manulife IM (US) in 2006

Jeffrey Kan, CFA

Senior Portfolio Manager, Multi-Asset Solutions Team

Began Investment Career: 2004

Managed the fund since 2023

Joined Manulife IM (US) in 2021

Michael J. Comer, CFA

Portfolio Manager, Multi-Asset Solutions Team

Managed the fund since 2023

Joined Manulife IM (US) in 2010

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the other accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2023. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered		Other Pooled		Other Accounts
	Investment Companies		Investment Vehicles
Portfolio Manager	Number of	Total	Number of	Total	Number of	Total
	Accounts	Assets	Accounts	Assets	Accounts	Assets
		$Million		$Million		$Million
Nathan W. Thooft	63	72,647	47	15,586	0	0
Eric Menzer	0	0	5	320	14	3,992
Jeffrey Kan	0	0	3	26	0	0
Michael J. Comer	2	8,095	4	329	0	0

Accounts within the total accounts that are subject to a performance-based advisory fee: 0.

Conflicts of Interest. Material conflicts of interest exist whenever a portfolio manager simultaneously manages multiple accounts. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the fund, which may have different investment guidelines and objectives. In addition to the fund, these accounts may include accounts of other registered investment companies for which the Subadvisor serves as sub-advisor, private pooled investment vehicles and other accounts. The Subadvisor has adopted aggregation and allocation of investments procedures designed to ensure that all of its clients are treated fairly and equitably over time and to prevent this form of conflict from influencing the allocation of investment opportunities among its clients. As a general matter, the Subadvisor will offer clients the right to participate in all investment opportunities that it determines are appropriate for the client in view of relative amounts of capital available for new investments, each client's investment program, and the then current portfolios of its clients at the time an allocation decision is made. As a result, in certain situations priority or weighted allocations can be expected to occur in respect of certain accounts, including but not limited to situations where clients have differing: (A) portfolio concentrations with respect to geography, asset class, issuer, sector or rating, (B) investment restrictions, (C) tax or regulatory limitations, (D) leverage limitations or volatility targets, (E) ramp up or ramp down scenarios or (F) counterparty relationships. The Subadvisor maintains conflicts of interest policies and procedures containing provisions designed to prevent potential conflicts related to personal trading, allocation, and fees among other potential conflicts of interest. Such potential conflicts and others are disclosed in Subadvisor's Form ADV Part 2A filing.

Compensation of Portfolio Managers. The Subadvisor has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadvisor, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary and short- and long-term incentives. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

•Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Subadvisor seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•Incentives. Only investment professionals are eligible to participate in the short- and long- term incentive plan. Under the plan, investment professionals are eligible for an annual cash award. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Subadvisor and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

oInvestment Performance: The investment performance of all accounts managed by the investment professional over one, three and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark identified in the table below (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance. This is the most heavily weighted factor.

oFinancial Performance: The profitability of the Subadvisor and its parent company are also considered in determining bonus awards.

oNon-Investment Performance: To a lesser extent, intangible contributions, including the investment professional's support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

oIn addition to the above, compensation may also include a revenue component for an investment team derived from a number of factors including, but not limited to, client assets under management, investment performance, and firm metrics.

•Manulife equity awards. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

•Deferred Incentives. Investment professionals may receive deferred incentives which are fully invested in strategies managed by the team/individual as well as other Manulife Investment Management strategies.

The Subadvisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement.

Participation in the plan is voluntary.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2023, the value of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership
Nathan W. Thooft	$0
Eric Menzer	$0
Jeffrey Kan	$0
Michael J. Comer	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

(a)Not applicable.

(b)Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "Manulife Private Credit Plus Fund – Nominating and Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached " Manulife Private Credit Plus Fund – Nominating and Governance Committee Charter ".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manulife Private Credit Plus Fund

By:	/s/ Andrew G. Arnott
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Andrew G. Arnott
President
Date:	February 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew G. Arnott
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Andrew G. Arnott
President
Date:	February 28, 2024
By:	/s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer
Date:	February 28, 2024